UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2013

Capital Southwest Corporation

(Exact name of registrant as specified in its charter)

Texas	811-1056	75-1072796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12900 Preston Road, Suite 700, Dallas, Texas	75230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Shareholders was held on July 15, 2013.  As of May 31, 2013, the record date, 3,809,316 shares of common stock were eligible to be voted, and 3,297,628 of those shares were voted in person or by proxy at the Annual Meeting.  Shareholders were asked to consider and act upon:

(1)	To elect six (6) directors to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified;

(2)	To ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014;

(3)	Conduct an advisory (non-binding) vote on executive compensation; and

(4)	To vote upon a proposal to amend Article Four of the Company’s Articles of Incorporation, as amended and restated, to increase the authorized Common Stock of the Company from 5,000,000 shares, par value of $1.00 per share, to 25,000,000 shares par value $0.25 per share, to effect a 4:1 split of the issued Common Stock of the Company in the form of a dividend to shareholders of three additional shares of common stock for each share held as of July 31, 2013.

The director nominees, Messrs. Joseph B. Armes, Samuel B. Ligon, Gary L. Martin, T. Duane Morgan, Richard F. Strup and John H. Wilson were elected to the Company’s board of directors. The votes for, votes withheld, and broker non-votes for each director nominee are set out below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph B. Armes	2,600,681	190,298	506,649
Samuel B. Ligon	2,594,620	196,359	506,649
Gary L. Martin	2,601,982	188,997	506,649
T. Duane Morgan	2,590,112	200,867	506,649
Richard F. Strup	2,126,317	664,662	506,649
John H. Wilson	2,590,985	199,994	506,649

The recommendation to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014 was approved.  The votes for, votes against, abstentions and broker non-votes for this proposal are set out below:

Votes For	3,083,663
Votes Against	208,623
Abstentions	5,342
Broker Non-Votes	-

The recommendation to conduct an advisory (non-binding) vote on executive compensation was approved.  The votes for, votes against, abstentions and broker non-votes for this proposal are set forth below:

Votes For	2,316,330
Votes Against	225,467
Abstentions	249,182
Broker Non-Votes	506,649

The recommendation to amend Article Four of the Company’s Articles of Incorporation, as amended and restated, to increase the authorized Common Stock of the Company from 5,000,000 shares, par value of $1.00 per share, to 25,000,000 shares par value $0.25 per share, to effect a 4:1 split of the issued Common Stock of the Company in the form of a dividend to shareholders of three additional shares of common stock for each share held as of July 31, 2013 was approved. The votes for, votes against, abstentions and broker non-votes for this proposal are set forth below:

Votes For	2,639,398
Votes Against	650,718
Abstentions	7,512
Broker Non-Votes	-

At our annual meeting of shareholders on July 18, 2011, the shareholders, by majority vote, recommended, on an advisory basis, having an annual advisory vote on executive compensation. Based upon those results, the Company’s board of directors currently intends to hold an advisory vote on executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2013
By:	/s/ Joseph B. Armes
	Name:	Joseph B. Armes
	Title:	Chief Executive Officer and President